Note 11 - Derivatives and Fair Value Disclosures (Detail) - Fair Values for Assets and Liabilities Measured on a Recurring Basis (USD $)	Dec. 31, 2012	Dec. 31, 2011
Interest Rate Swap Agreements	$ (5,949,241)	$ (9,401,798)
Total	(5,941,241)	(9,401,798)
Fair Value, Inputs, Level 2 [Member]
Interest Rate Swap Agreements	(5,949,241)	(9,401,798)
Total	$ (5,941,241)	$ (9,401,798)